UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): April 14, 2003


                                WELLCHOICE, INC.
             (Exact name of registrant as specified in its charter)




Delaware                               001-31513         71-0901607
(State or other jurisdiction of        (Commission       (I.R.S. Employer
Incorporation or organization)         File Number)      Identification Number)


              11 West 42nd Street
              New York, New York                               10036
              (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (212) 476-7800



                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 7. Pro Forma Financial Information and Exhibits.

        (a)      Not Applicable.
        (b)      Not Applicable.
        (c)      Exhibits.

         The following exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Regulation FD as described in Item 9:

             Exhibit No.                      Description
             99.1 Press release dated April 14, 2003, announcing the offering of a point-of-service, or POS, product for employer groups of two to 50 employees.

Item 9.  Regulation FD Disclosure.

     On April 14, 2003, WellChoice, Inc., a Delaware corporation, announced that its primary operating subsidiaries, Empire Blue Cross Blue Shield and Empire Blue Cross Blue Shield HMO, have launched a point of service, or POS, product for employer groups of two to 50 employees. This product, Direct POS, is available for coverage effective June 1, 2003. The foregoing information is qualified in its entirety by reference to the press release issued by WellChoice, Inc. on April 14, 2003, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:         April 14, 2003             WELLCHOICE, INC.
                                         (Registrant)


                                        By: /s/ John Remshard
                                                 John Remshard
                                                 Senior Vice President and Chief
                                                        Financial Officer

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                                  EXHIBIT INDEX




          Exhibit No.                   Description

          99.1 Press release dated April 14, 2003, announcing the offering of a point-of-service, or POS, product for employer groups of two to 50 employees in New York.




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